SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT:                 October 27, 2003
                    (Date of the earliest event reported)



                       Home Products International, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

          0-17237                                         36-4147027
  (Commission File Number)                             (I.R.S. Employer
                                                      Identification No.)



       4501 West 47th Street
            Chicago, IL                                      60632
 (Address of principal executive offices)                  (Zip Code)



 Registrant's telephone number, including area code:  (773) 890-1010

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 c) Exhibits

   99.1 - Press release issued by Home Products International Inc. dated October 27, 2003.

   99.2 - Non-GAAP financial measures reconciliation of Home Products International, Inc.



 Item 12. Results of Operations and Financial Statements

 The information in this Report, including the Exhibits attached hereto, is furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition" of this Form 8-K. Consequently, it is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

 On October 27, 2003, Home Products International, Inc. issued a press release with respect to earnings for the quarter ended September 27, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

 During the Company's third quarter conference call to discuss financial results on October 28, 2003, a question was asked regarding a financial covenant within our senior loan agreement. Such covenant includes a reference to Consolidated EBITDA. Consolidated EBITDA is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. A schedule reconciling the differences between Consolidated EBITDA and our reported net earnings (loss) for the periods presented is attached as Exhibit 99.2 and is incorporated herein by reference.

                                     SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Home Products International, Inc.

                                    By:  /s/ James E. Winslow
                                    ---------------------------
                                    James E. Winslow
                                    Executive Vice President
                                    and Chief Financial Officer



 Dated:  October 31, 2003

                                EXHIBIT INDEX



 Exhibit Number      Description
 --------------      -----------
    99.1             Press release issued by Home Products International,
                     Inc. dated October 27, 2003.

    99.2 Non-GAAP financial measures reconciliation of Home Products International, Inc.